EXHIBIT 10.3


                             STOCK PLEDGE AGREEMENT


THIS AGREEMENT, made and entered into this 25th day of July, 2006, by and between OLDHAM GROUP, INC., hereinafter jointly and severally referred to as the "Pledgor," and B. G. DAVIS, hereinafter referred to as the "Pledgee";

                                    RECITALS:

     A. OLDHAM GROUP, INC. is indebted to the Pledgee in the amount of $2,500,000.00 as evidenced by that certain Promissory Note ("Note") in the amount of $2,000,000.00, a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference, and as evidenced by the obligation to pay $500,000.00 to Pledgee on or before April 25, 2007 contained in the Stock Purchase Agreement ("SPA") of even date herewith, a copy of which is attached hereto as Exhibit "B"; and

     B. Pledgor is the owner and holder of 386,800,000 shares of the publicly traded common shares of E'PRIME AEROSPACE CORPORATION, (the "Company"); and

     C. The Pledgor, as the owner of such issued and outstanding stock has agreed that the same will be pledged as security for the repayment of the aforesaid indebtedness;

NOW, THEREFORE, in consideration of the foregoing Recitals which shall be deemed an integral part of this Agreement and not merely as recitals thereto, and in consideration of the mutual agreements and covenants herein contained, the parties hereto, intending to be legally bound thereby, agree as follows:

     1. Pledge. The Pledgor herein delivers to the Pledgee to be held in escrow by Pledgee the aforesaid common shares of stock.

     2. Term. Equitable title to such stock shall remain vested in the Pledgor and the Pledgee shall hold such stock only as security for the repayment of the indebtedness described in the Note and SPA, and shall not encumber or dispose of such stock except in accordance with the provisions of this Agreement. Such stock shall remain so pledged to the Pledgee until the said indebtedness is repaid in full with interest, in accordance with the Note and SPA.

     3. Voting. During the terms of this pledge and so long as the Pledgor is not in default in the performance of any of the terms of the indebtedness described in the Note or in the SPA, then the Pledgor shall have the right to vote the pledged stock on all corporate questions and the Pledgee shall execute due and timely proxies in favor of the Pledgor as may be necessary to this end.

     4. Representations as to Ability to Pledge Stock. The Pledgor warrants and represents that the Pledgor has the right to transfer the pledged stock free of any encumbrances and without obtaining the consent so to do from any person, corporation or entity whatsoever, except the Pledgee.



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     5. Stock  Adjustments,  Warrants,  and Rights. In the event that during the term of this pledge any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the corporate issuer of any of the pledged stock, all new substituted and additional shares or other securities issued in respect to the pledged stock shall be held by the Pledgee under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder; and in the event that during the term of this pledge subscription warrants or any other rights or options shall be issued in connection with the pledged stock, such warrants, rights, and options shall be immediately assigned by the Pledgee to the Pledgor, and if exercised by the Pledgor all new stock or other securities so acquired by the Pledgor shall be immediately assigned to the Pledgee to be held under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder.

     6. Return of Stock. Upon the payment in full of the indebtedness in accordance with the terms of the Note and SPA, the Pledgee shall immediately deliver possession of the pledged stock to the Pledgor, and this Agreement shall terminate.

     7. Documentary Stamps. The Pledgor agrees to pay for any and all documentary stamps which may be imposed on the transfer and delivery to Pledgee of the pledged stock and substitutions therefor and any additions thereto, and which may be imposed on the retransfer and redelivery of same to the Pledgor.

     8. Default. In the event the Pledgor defaults in the performance of any of the terms of this Agreement or if an event of default, as defined in the terms and conditions contained in the Note or in the SPA or any agreement relating thereto, the Pledgee shall have the right to cause the pledged stock to be registered in the name of Pledgee, after which the stock shall be sold at public or private sale, at the option of the said Pledgee. The proceeds derived from said sale shall be used to pay first the cost and expenses of said sale, including a reasonable attorneys' fee for making said sale, and second, any interest which may then have accrued with respect thereto and third, to pay the remaining principal of the indebtedness secured hereby. Any surplus remaining after making all the payments hereinabove set forth shall be forthwith paid over and delivered to Pledgor.

     Pledgee may be a bidder at any such sale, and may purchase the pledged stock or any part thereof; provided, however, that ten (10) days prior notice of said sale and the time and place thereof shall be given to the Pledgor by personal delivery or by certified or registered mail addressed to the Pledgor at its registered corporate address. It is further agreed that after a sale and purchase of the pledged stock or any part thereof there shall be no equity or right of redemption on the part of or by the Pledgor, as all rights of redemption are hereby expressly waived and released. It is further understood and agreed that the obligors of the aforesaid indebtedness shall remain liable for any deficiency that may arise after the sale or sales of the pledged stock. It is further agreed that no public advertisement of the sale of the stock so pledged hereunder shall be necessary, and that the Pledgee may at any sale sell all or any part of such stock hereby pledged and that a sale or a part of such stock shall not operate to prevent the sale at a later date of the remainder of such stock, and that such sale may continue from day to day at the option of the Pledgee without further notice to the Pledgor.



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     The right to vote the pledged stock on all corporate  questions  until such time as the default is cured and the Pledgor shall execute due an timely proxies in favor of the Pledgee as may be necessary to this end. In addition, Upon such default, Pledgee shall have the right to receive any and all dividends accruing to said shares, which dividends shall be applied to the indebtedness in the same priority as set forth above for proceeds of sale of the shares. Nothing contained herein is intended to in any way limit or restrict Pledgee from using any other remedy which may be provided by law.

     9. Prohibition of Sale or Further Encumbrance of Stock. During the term of this pledge, the Pledgor agrees not to sell, assign, dispose of or further encumber the shares of stock subject to this pledge, without the written consent of Pledgee, which consent shall be in the sole and exclusive discretion of the Pledgee.

     10. Corporations Parties to this Agreement. By being made a party to this Agreement, the corporations which are parties to this Agreement agree to the terms and conditions hereof and further agree that the execution and delivery of this Agreement shall be authorized by a meeting of the Board of Directors of the corporations which are parties to this Agreement to be held prior to or upon the consummation of this Agreement.

     11. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, beneficiaries, personal representatives, successors, or assigns, and it is particularly understood and agreed that whenever the term "Pledgee" is used in the Agreement, the said term shall include the Pledgee's successors and assigns.

     12. Any modifications or changes in the terms of this Agreement shall be in writing and signed by all of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.




Signed, Sealed and Delivered          PLEDGOR
in the presence of:                            OLDHAM GROUP, INC.

/s/ Lori Hurd                              /s/ James D. Oldham, III
-------------------------------             ------------------------------------
                                            James D. Oldham, III, President
 /s/ Richard E Stabler
-------------------------------
                                     PLEDGEE

/s/ Lori Hurd                             /s/ B. G. DAVIS
-------------------------------             ------------------------------------
                                            B. G. Davis
 /s/ Richard E Stabler
-------------------------------




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STATE OF FLORIDA  )
COUNTY OF BREVARD )

     The foregoing instrument was acknowledged before me this 25th day of July, 2006, by James D. Oldham, III, President of OLDHAM GROUP, INC., who is personally known to me or who produced his driver's license for identification and who did not take an oath.

                                        /s/ Richard E Stabler
                                        ----------------------------------
                                        Notary Public
[S E A L]                               Richard E. Stadler
                                        My Commission Expires:





STATE OF FLORIDA  )
COUNTY OF BREVARD )

     The foregoing instrument was acknowledged before me, a Notary Public for the State of Florida at Large, this 25th day of July, 2006, by B. G. DAVIS, who is personally known to me or who produced his driver's license for identification and who did not take an oath.


                                        /s/ Richard E Stabler
                                        ----------------------------------
                                        Notary Public
[S E A L]                               Richard E. Stadler
                                        My Commission Expires:













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